SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Under Rule 14a-12

NYSE Euronext

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required. (See explanatory note below)

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

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	4.	Date Filed:

© NYSE Euronext. All Rights Reserved. Accelerating Current Strategy May 2011 Deutsche Börse Merger

2 Legal Disclaimer

3
Legal Disclaimer

SAFE HARBOUR STATEMENT
In connection with the proposed business combination transaction between NYSE Euronext and Deutsche Boerse AG, Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, has filed, and the SEC has declared effective on May 3, 2011, a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that includes (1) a proxy statement of NYSE Euronext that will also constitute a prospectus for Holding and (2) an offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche
Boerse AG shares held by U.S. holders. Holding has also filed an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht)
(“BaFin”), which was approved by the BaFin for publication pursuant to the German Takeover Act (Wertpapiererwerbs-und Übernahmegesetz), and was published on May 4, 2011.
Investors and security holders are urged to read the definitive proxy statement/prospectus, the offering prospectus and the offer document regarding the proposed business combination transaction because they contain important information. You may obtain a free copy of the definitive proxy statement/prospectus, the offering prospectus and other related documents filed by
NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The definitive proxy statement/prospectus and other documents relating thereto may also be obtained for free by accessing NYSE Euronext’s Web site at www.nyse.com. The offer document is available at Holding’s Web site at www.global-exchange-operator.com.
This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer are disclosed in the offer document that has been approved by the BaFin and in documents that have been filed with the SEC.
No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer is not being made directly or indirectly in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.
This announcement and related materials do not constitute in France an offer for ordinary shares in Holding. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.
PARTICIPANTS IN THE SOLICITATION
NYSE Euronext, Deutsche Boerse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and the other relevant documents filed with the SEC.
FORWARD-LOOKING STATEMENTS
This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

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Moving Forward from a Position of Strength
Executing our strategy to grow the business, realize efficiencies, build a global capital markets community, and drive out costs
Proposed combination with Deutsche Börse further accelerates this successful strategy
Positions the new company to lead the evolution in the industry
Creates deeper, liquid and more transparent markets
All leading equity and fixed income derivatives on a single platform, simplifying global connectivity
Deeper liquidity and increased trading opportunities from creation of truly pan-
Euro regulated exchange market
Single clearing house rather than 2, simplifying operations

Strong Execution Against Our Strategy to Deliver Customer Solutions
NYSE
NYSE
Amex
NYSE
Arca
Euronext
NYSE
Arca
NYSE
Liffe
NYSE
Amex
NYSE
Liffe U.S.
Market
Data
Transaction
Services
Infra-
structure
Derivatives Cash Trading and Listings
Information
Services and
Technology Solutions
# 1 in global IPOs in 1Q11
Over 90% market share of U.S.
proceeds raised
Superior customer service leading to 2
companies transferring from Nasdaq
with 2 additional transfers announced,
building on 14 transfers in 2010
Harmonization of trading infrastructure
Implementation of major global
datacenter projects
Successful launch of NYSE Liffe U.S.
and NYPC
Market share of approximately 2-3%
of Eurodollars
Open interest growing
Breadth of client activity continues to
expand with strong pipeline of
meaningful market participants
Successful launch of MTF
for Goldman Sachs; hosted
and managed by NYSE
Technologies
Migration to Mahwah for
NYSE Arca
1st major “Infrastructure-as-
a-Service” deal signed with
tier 1 financial services firm

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Our Strategy: Build a Capital Markets Community
Drives the evolution of the exchange
industry
Leverages leading position in the global
capital markets to bolster service
offerings
Creates the hub that brings together a
capital markets community to facilitate
and drive innovation
Generates value for NYX shareholders
through operating leverage and new
revenue opportunities
Reduces risk and dependency upon
cyclical markets; enhances competitive
position
Minimal Presence Some Presence Strong Presence
NYX Current Portfolio
Markets
Corporate
Listings
& Product
Creation
Market Data
Clearing
Settlement
and
Custody
State-of-the-
Art Trading
Infrastructure
Global
Client
Base
Powerful
Sell-Side
Customers
Information
Services
Capital
Efficiency
Collateral
Management
Co-Lo
Global
Connectivity
Networks
Partnerships
in New
Markets
Asset Servicing
Risk
Management
Analytics
Index
Business
Services for
Issuer
Community
Infra-
Structure
Services
Global
Exchange
Links

Combination With Deutsche Börse Accelerates Current Strategy
Product suite and footprint highly
complementary
Unites leading venues for risk management
and capital raising
Largest global derivatives platform and
largest capital raising venue
Product innovation and capital savings for
trading clients
Pre-eminent market infrastructure facilitating
24 hour access to trading, information and
settlement
Robust strategic and financial optionality given
strong balance sheet
Considerable scope for cost synergies and
incremental revenue opportunities to drive
shareholder value
Enhanced opportunities and cost savings
for clients
Opportunity to unlock value at Deutsche Börse
Leading franchises in every segment
Post-Merger
Strong Presence
Corporate
Listings &
Product Creation
Market Data
Clearing
Settlement
and
Custody
State-of-the-
Art Trading
Infrastructure
Global
Client
Base
Powerful
Sell-Side
Customers
Information
Services
Capital
Efficiency
Collateral
Management
Co-Lo
Global
Connectivity
Networks
Partnerships
in New
Markets
Asset Servicing
Risk
Management
Analytics
Index
Business
Services for
Issuer
Community
Infra-
Structure
Services
Global
Exchange
Links
Markets

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Notes: 1. Based on €/$ exchange rate of 1.33.
2. Pro Forma calculation allocates the NYX Corporate/Eliminations segment operating loss based on the relative revenue contribution of each legacy NYX segment.
Pro Forma NYSE / Deutsche Börse 2010 Net Revenue and EBITDA
Commitment to Global Cash Trading and Listings Leadership
Product Breakdown
37%
14%
29%
20%
45%
17%
11%
27%
Cash Trading
& Listings
Derivatives
Settlement &
Custody
Market Data &
Technology
Net Revenue ¹ : $5.4 billion
Cash Trading &
Listings
Derivatives
Market Data &
Technology
Settlement &
Custody
EBITDA
1, 2
: $2.6 billion

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Leading Capital Raising Markets
2010 Europe Cash Trading Market Share
22%
9%
6%
24%
11%
28%
NYX + DB1
Cash and Listings
Leading and only regulated exchange pan-EU
trading platform covering almost 2/3 of
Eurozone GDP
Integrated order book and single clearing
system reduces costs and increases liquidity
for EU clients
Increased trading opportunities vs. Pan-EU
equity derivatives platform
Continued global leadership in capital raising
with enhanced profile for listed issuers
BATS + Chi-X
BME (Spain)
Other
Nasdaq
OMX
LSE + Borsa Italiana

Customer Benefits

Significant cost savings
Projected savings for Tier 1 banks of up to €1.8 million per customer annually, including:
SLE fees
Connectivity software
Connectivity infrastructure
Software maintenance costs (est.  15%)
LCH Clearnet connectivity costs
Membership fees for clearing of Cash business
Connectivity fees via BT Radianz
Wider scope of asset classes
Greater SLP opportunities
Wider interaction of members – the liquidity of the combined market would be enhanced through the interaction of the respective member bases in a single order book

Client Cost Savings from the Proposed NYX/DB Merger

Primary Benefits
Eliminate redundant market connectivity
Customers can eliminate non-SFTI point-to-point carrier circuits. Assuming that customers have the necessary bandwidth, they can use SFTI to access 30+ destinations
On average, we estimate, savings could be anywhere from $1,500/month (low speed) to upwards of
$15,000/month (10 GB) for two connections per customer
Leverage existing Mahwah co-lo services
Customers can use their existing co-lo infrastructure (hardware + network)
We anticipate that an average client savings could be in the range of $4,000 - $7,000/month
Decreased development expenditure if ISE is migrated to UTP
Cost efficiencies will allow clients to repurpose broker support staff and resources to core business projects
Other Benefits
Simpler client interface
Once groups are integrated, clients will benefit from a more harmonized customer experience on several levels
Relationship management => savings in Exchange relationship teams
Single communication process
Real time support (market surveillance and technical help desk) => one number to call instead of two
ISE clients that are not currently on SFTI can gain access to our wide range of products/services

Cash Trading and Listings Technology

Single technical connection for all markets
Single co-location set up
Single matching engine technology
One global network
More harmonized customer experience (single communication process for support and relationship management)

Clearing

One clearing house and clearing system: Eurex clearing
Eliminate duplicating clearing infrastructure
Eliminate duplicating direct memberships of CCPs
Operational efficiencies
Single clearing interface, standardized business practices and policies/procedures eliminate risk/complexity, and reduce direct and indirect cost
Common, consistent service model to improve customer experience
More efficient capital management
Reduce the need to move capital among multiple Clearing Houses
Achieve netting effects and capital efficiencies through structured products
Customer margin savings
Customer default fund savings towards Clearing Houses
Migration path
To be determined, but will be designed to minimize impact and cost on customers
Opportunities to develop new services
OTC services and cross margining benefits with listed products

Settlement

More choices for Institutional Customers in terms of Custody
Enhanced OTC services to sell side clients
Greater collateral efficiency built on the “General Collateral Pooling” service
Increased access to fund settlement services through Vestima +
Corporate actions and processes harmonization in the perspective of Target 2S